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EXHIBIT 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

        In connection with the Annual Report of Golden State Vintners, Inc., a Delaware corporation (the "Company") on Form 10-K for the year ended June 30, 2002 as filed with the Securities Exchange Commission (the "Report"), I, Jeffrey B. O'Neill, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbannes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

        (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JEFFREY B. O'NEILL Jeffrey B. O'Neill Chief Executive Officer September 28, 2002

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  EXHIBIT 99.1